UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 6, 2006
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

1280 Maryland Avenue, SW
Suite 280
Washington, D.C.		20024
(Address of principal executive offices)		(Zip Code)
(202) 863-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.
The registrant hereby amends its Current Report on Form 8-K, filed with the Securities Exchange Commission on September 12, 2006, which reported the purchase of the fee interest in Dulles Park (“Republic Park 8”). Except for the following attached financial statements and pro forma financial information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the original filing.
Item 9.01. Financial Statements and Exhibits.
The following historical and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X promulgated under the Securities Act of 1933, as amended. The historical financial statements of Republic Park 8 have been audited only for the most recent fiscal year as the transaction relating to the investment as described in the registrant’s Current Report on Form 8-K, filed September 12, 2006, did not involve a related party and, after reasonable inquiry, the registrant is not aware of any material factors related to Republic Park 8 not otherwise disclosed that would cause the reported historical financial information to not be necessarily indicative of future operating results. In addition, as Republic Park 8 will be directly or indirectly owned by an entity that has elected to be treated as a real estate investment trust (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable. Consistent with our other acquisitions, material factors evaluated in the acquisition process included historical tenant occupancy levels, average rents and expected lease rollovers; expansion and/or redevelopment opportunities; our ability to add value through operating efficiencies; and our ability to finance the transaction.
(a)	Financial Statements of Businesses Acquired.

Republic Park 8:	Page
Report of Independent Registered Public Accounting Firm	F-1
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2005 and for the Six Months Ended June 30, 2006 (unaudited)	F-2
Notes to Statements of Revenues and Certain Expenses	F-3
(b)	Pro Forma Financial Information.

Republic Property Trust:
Unaudited Pro Forma Financial Information	F-4
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006 and notes thereto	F-5

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2006 and notes thereto	F-7

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005 and notes thereto	F-9
(d)	Exhibits.

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm.

REPUBLIC PARK 8
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Republic Property Trust
We have audited the accompanying statement of revenues and certain expenses (as defined in Note 1) of Republic Park 8 for the year ended December 31, 2005. This statement of revenues and certain expenses is the responsibility of the management of Republic Park 8. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of Republic Park 8’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Republic Park 8’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses of Republic Park 8 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenues and expenses of Republic Park 8.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Republic Park 8 for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia
October 24, 2006

REPUBLIC PARK 8
Statements of Revenues and Certain Expenses

	Year ended	Six months
	December 31,	ended June 30,
(Dollars in thousands)	2005	2006
		(unaudited)
REVENUES:
Rental	$2,281	$1,221

Total revenues

CERTAIN EXPENSES:
Salaries	185	89
Taxes	313	185
Maintenance	236	134
Utilities	322	166
Insurance	23	11
Other	181	178

Total certain expenses	1,260	763

REVENUES IN EXCESS OF CERTAIN EXPENSES	$1,021	$458

See accompanying notes to statements of revenues and certain expenses

REPUBLIC PARK 8
Statements of Revenues and Certain Expenses
1. Organization
The accompanying statements of revenues and certain expenses include information regarding one office building (“Republic Park 8”) a 7 year-old office property located in Herndon, Virginia. Republic Park 8 contains approximately 181,000 net rentable square feet.
On September 6, 2006, Republic Property Limited Partnership (Republic Property Trust’s operating partnership of which it owns approximately 88% of the partnership units), through a 100% owned subsidiary entity, acquired Republic Park 8.
2. Summary of Significant Accounting Policies and Other Matters
Basis of Presentation
The accompanying statements of revenues and certain expenses of Republic Park 8 have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented since revenues and certain operating expenses, which may be directly attributable to the revenues and expenses expected to be incurred in the future operations of Republic Park 8, have been excluded. Such items include depreciation, amortization, interest expense and interest income.
Revenue Recognition
Base rental revenues are recognized on a straight-line basis over the terms of the respective leases. Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred. Recognition of rental income commences when control of the space has been given to the tenant.
Use of Estimates
The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that effect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.
3. Tenant Leases
The total minimum rents to be received from tenants located in Republic Park 8 under non-cancelable operating leases as of December 31, 2005 are as follows:

(Dollars in thousands)
2006	$2,404
2007	2,447
2008	2,490
2009	2,223
2010	624
Subsequent to 2010	771

Total	$10,959

4. Unaudited Interim Statement
The statement of revenues and certain operating expenses for Republic Park 8 for the six months ended June 30, 2006 is unaudited. In the opinion of management all significant adjustments for a fair presentation of the statement of revenues and certain operating expenses have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations for Republic Park 8.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA FINANCIAL INFORMATION
Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of Republic Property Trust (“we,” “us,” or the “Company”) to give effect to the September 2006 acquisition of the office building (“Republic Park 8”).
The unaudited pro forma consolidated balance sheet as of June 30, 2006, reflects the acquisition of Republic Park 8 as if it had occurred on June 30, 2006. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006 have been prepared as if the acquisition of Republic Park 8 had occurred at the beginning of each period presented.
The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been if the acquisition of Republic Park 8 had occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.
The following unaudited pro forma consolidated financial information should be read in conjunction with our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2006 filed with the Securities and Exchange Commission (“SEC”); our Form 8-K reporting the acquisition of Republic Park 8 filed with the SEC on September 12, 2006; and our Annual Report on Form 10-K for the year ended December 31, 2005. In management’s opinion, all significant pro forma adjustments necessary to reflect the effects of the acquisition of Republic Park 8 have been made.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2006

		Acquisition of
(Dollars in thousands)	Historical (a)	Republic Park 8(b)	Pro Forma
ASSETS
Investment in real estate:
Land	$94,600	$7,500	$102,100
Commercial office buildings and improvements	443,141	41,773	484,914

	537,741	49,273	587,014
Less: accumulated depreciation and amortization	(27,617)	—	(27,617)

	510,124	49,273	559,397
Cash and cash equivalents	7,474	—	7,474
Restricted cash	6,991	—	6,991
Rents and other receivables	6,323	—	6,323
Prepaid expenses and other assets	25,459	817	26,276

Total assets	$556,371	$50,090	$606,461

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$245,211	$—	$245,211
Line of credit payable	47,000	48,594	95,594
Intangible lease liabilities	20,956	1,496	22,452
Taxes payable	642	—	642
Accounts payable and accrued liabilities	9,100	—	9,100
Tenant security deposits	2,449	—	2,449
Advance rents	1,252	—	1,252

Total liabilities	326,610	50,090	376,700

Minority interest — operating partnership	27,622	—	27,622

Shareholders’ Equity
Preferred shares of beneficial interest, par value $0.01, 40 million shares authorized, none issued and outstanding	—	—	—
Common shares of beneficial interest, par value $0.01, 200 million shares authorized, 26.1 million shares issued and outstanding	261	—	261
Additional paid-in capital	219,798	—	219,798
Accumulated deficit	(17,920)	—	(17,920)

Total Shareholders’ Equity	202,139	—	202,139

Total Liabilities and Shareholders’ Equity	$556,371	$50,090	$606,461

See accompanying notes to pro forma balance sheet

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2006
(a) Amounts are from the financial statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.
(b) Adjustment reflects the September 2006 purchase of Republic Park 8. The total purchase price, including transaction costs, was $48.6 million which was financed entirely with line of credit borrowings. The total purchase price of the property acquired was allocated among land, building and improvements, and lease intangibles based on their estimated relative fair values at the time of the acquisition. The fair value of the in-place leases consists of the following components: (a) the estimated cost to replace the lease, (b) estimated leasing commissions, and (c) above/below market leases.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

		Acquisition of
(Dollars in thousands except per share amounts)	Historical (a)	Republic Park 8(b)	Pro Forma
Revenue:
Rental income	$27,264	$1,446	$28,710
Management and development fees an associated reimbursements	5,224	—	5,224

Total operating revenue	32,488	1,446	33,934

Expenses:
Real estate taxes	2,602	185	2,787
Property operating costs	5,020	578	5,598
Depreciation and amortization	9,877	1,035	10,912
Cost of management and development fees and associated reimbursements	3,937	—	3,937
General and administrative	4,630	—	4,630

Total operating expenses	26,066	1,798	27,864

Operating income	6,422	(352)	6,070
Other income and expense:
Interest income	462	—	462
Interest expense	(7,017)	(1,479)	(8,496)

Total other income and expense	(6,555)	(1,479)	(8,034)

Net loss before minority interest	(133)	(1,831)	(1,964)
Minority interest	16	220	236

Net loss	$(117)	$(1,611)	$(1,728)

Loss per common share:
Basic and diluted	$(0.00)		$(0.07)

Weighted average common shares outstanding:
Basic and diluted	26,015,180		26,015,180

See accompanying notes to this pro forma statement of operations

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(a) Amounts are from the financial statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.
(b) Reflects the September 2006 acquisition of Republic Park 8, as if such acquisition had occurred at the beginning of the period presented.
Revenue includes a positive incremental adjustment of $225,000 reflecting straight-line rent adjustments and amortization of acquired market lease intangibles, all resulting from purchase accounting. Market lease intangibles are amortized over the remaining lives of the respective leases at the September 2006 acquisition date, with a weighted average remaining life of 4.9 years.
Depreciation and amortization reflects depreciation of building and improvements and amortization of tenant origination costs and leasing commissions, both acquired lease intangibles. Building and improvements are depreciated over 39 years and 12 years, respectively. Tenant origination costs and leasing commissions are amortized over the remaining lives of the respective leases at the September 2006 acquisition date, with weighted average remaining lives of 4.3 years and 4.6 years, respectively.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Period from	Period from
	January 1, 2005	December 20, 2005
	through December 19,	through December 31,	Year ended	Acquisition of
(Dollars in thousands except per share amounts)	2005 (a)	2005 (a)	December 31, 2005	Republic Park 8 (b)	Pro Forma (c)
Revenue:
Rental income	$33,909	$1,589	$35,498	$2,666	$38,164
Management and development fees	—	116	116	—	116

Total operating revenue	33,909	1,705	35,614	2,666	38,280
Expenses:
Real estate taxes	2,980	152	3,132	313	3,445
Property insurance	252	10	262	23	285
Property operating costs	6,356	267	6,623	924	7,547
Depreciation and amortization	10,594	579	11,173	2,017	13,190
Management fees	3,005	—	3,005	62	3,067
Management agreement write-offs	—	3,856	3,856	—	3,856
General and administrative	715	6,576	7,291	—	7,291

Total operating expenses	23,902	11,440	35,342	3,339	38,681

Operating income (loss)	10,007	(9,735)	272	(673)	(401)
Other income and expense:
Interest income	173	35	208	—	208
Interest expense	(18,273)	(3,704)	(21,977)	(2,258)	(24,235)

Total other income and expense	(18,100)	(3,669)	(21,769)	(2,258)	(24,027)

Net loss before minority interest	(8,093)	(13,404)	(21,497)	(2,931)	(24,428)
Minority interest	—	1,670	1,670	12	1,682

Net loss	$(8,093)	$(11,734)	$(19,827)	$(2,919)	$(22,746)

Loss per common share:
Basic and diluted		$(0.47)			$(0.47)

Weighted average common shares outstanding:
Basic and diluted
		25,017,524			25,017,524

See accompanying notes to this pro forma statement of operations

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(a) Amounts are from the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
(b) Reflects the September 2006 acquisition of Republic Park 8, as if such acquisition had occurred at the beginning of the period presented.
Revenue includes a positive incremental adjustment of $385,000 reflecting straight-line rent adjustments and amortization of acquired market lease intangibles, all resulting from purchase accounting. Market lease intangibles are amortized over the remaining lives of the respective leases at the September 2006 acquisition date, with a weighted average remaining life of 4.9 years.
Depreciation and amortization reflects depreciation of building and improvements and amortization of tenant origination costs and leasing commissions, both acquired lease intangibles. Building and improvements are depreciated over 39 years and 12 years, respectively. Tenant origination costs and leasing commissions are amortized over the remaining lives of the respective leases at the September 2006 acquisition date, with weighted average remaining lives of 4.3 years and 4.6 years, respectively.
Management fees of $62,000 represent the management fees that our Predecessor would have paid for periods prior to the IPO. Since we are self-managed, no management fee expense will be incurred in our actual results of operations for Republic Park 8 subsequent to the acquisition.
(c) Pro forma loss per common share represents the loss per share from December 20, 2005 to December 31, 2005 plus pro forma loss per share for the same 12 day period from the acquisition of Republic Park 8.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST

Date: November 6, 2006	By:	/s/ Michael J. Green

		By:	Michael J. Green
		Title:	Executive Vice President and Chief Financialc Officer